Exhibit 99.1

WEIL, GOTSHAL & MANGES LLP

Attorneys for Debtors and Debtors in Possession

767 Fifth Avenue

New York, New York 10153

Telephone:  (212) 310-8000

Facsimile:  (212) 310-8007

Stephen Karotkin, Esq. (SK 7357)

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

Chapter 11 Case No.
In re
03-40515 (REG)
MAGELLAN HEALTH SERVICES, INC., et al., Debtors.
(Jointly Administered)

AMENDED MONTHLY OPERATING STATEMENT FOR

THE PERIOD JULY 1, 2003 THROUGH JULY 31, 2003

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

Chapter 11

In re: Magellan Health Services, Inc., et al., Debtors

Case No. 03-40514 through 03-40602

AMENDED MONTHLY OPERATING STATEMENT FOR
THE PERIOD JULY 1, 2003 THROUGH JULY 31, 2003

DEBTORS’ ADDRESS:	Magellan Health Services, Inc.
	6950 Columbia Gateway Drive
	Columbia, Maryland 21046

DISBURSEMENTS (in $ thousands):	July 1, 2003 through July 31, 2003	$81,050

DEBTORS’ ATTORNEY:	Weil, Gotshal & Manges LLP
	767 Fifth Avenue
	New York, New York 10153

NET LOSS (in $ thousands):		$(2,477)

REPORT PREPARER:	Magellan Health Services, Inc.

THIS OPERATING STATEMENT MUST BE SIGNED BY A REPRESENTATIVE OF THE DEBTOR

The undersigned, having reviewed the attached report and being familiar with the Debtors’ financial affairs, verifies under penalty of perjury, that the information contained herein is complete, accurate and truthful to the best of my knowledge.

DATE:	August 29, 2003	/s/ Mark S. Demilio
Mark S. Demilio
Executive Vice President and Chief Financial Officer

MAGELLAN HEALTH SERVICES, INC. AND DEBTOR SUBSIDIARIES

Case No. 03-40514 through 03-40602

(DEBTORS IN POSSESSION)

CONDENSED COMBINED BALANCE SHEET

(Unaudited)

(In thousands)

July 31, 2003

ASSETS

Current assets:
Cash and cash equivalents	$133,498
Accounts receivable, less allowance for doubtful accounts of $3,469	60,714
Restricted cash, investments and deposits	9,808
Refundable income taxes	1,478
Other current assets	26,193
Total current assets	231,691

Property and equipment, net	74,750
Investments in non-Debtor subsidiaries	6,599
Investments in unconsolidated subsidiaries	14,480
Other long-term assets	20,053
Goodwill, net	499,867
Intangible assets, net	58,582
$906,022

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Liabilities not subject to compromise:
Accounts payable	$9,032
Accrued liabilities	36,917
Medical claims payable	81,290
Debt in default and current maturities of capital lease obligations	169,622
Total current liabilities not subject to compromise	296,861
Current liabilities subject to compromise	1,119,447
Total current liabilities	1,416,308

Long-term capital lease obligations, not subject to compromise	1,669

Long-term liabilities subject to compromise	2,932

Due to related parties, net	13,107

Commitments and contingencies:
Redeemable preferred stock subject to compromise	72,766

Stockholders’ equity (deficit), net	(600,760)
$906,022

MAGELLAN HEALTH SERVICES, INC. AND DEBTOR SUBSIDIARIES

Case No. 03-40514 through 03-40602

(DEBTORS IN POSSESSION)

CONDENSED COMBINED STATEMENT OF OPERATIONS

(Unaudited)

(In thousands)

For the Period July 1, 2003 Through July 31, 2003

Net revenue	$74,083

Costs and expenses:
Salaries, cost of care and other operating expenses	69,565
Equity in earnings of unconsolidated subsidiaries	(369)
Depreciation and amortization	3,831
Interest expense	1,492
Interest income	(17)
Reorganization expense, net	961
Special charges	971
76,434
Loss from continuing operations before income taxes	(2,351)
Provision for income taxes	59
Loss from continuing operations	(2,410)
Discontinued operations:
Loss from discontinued operations	(67)
(67)
Net loss	$(2,477)

MAGELLAN HEALTH SERVICES, INC. AND DEBTOR SUBSIDIARIES

Case No. 03-40514 through 03-40602

(DEBTORS IN POSSESSION)

CONDENSED COMBINED STATEMENT OF CASH FLOWS

(Unaudited)

(In thousands)

For the Period July 1, 2003 Through July 31, 2003

Cash flows from operating activities:
Net loss	$(2,477)

Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	3,831
Equity in earnings of unconsolidated subsidiaries	(369)
Non-cash interest expense	332

Cash flows from changes in assets and liabilities, net of effects from sales and acquisitions of businesses:
Accounts receivable, net	(5,127)
Restricted cash, investments and deposits	795
Net contributions to non-Debtor subsidiaries	(345)
Other assets	292
Accounts payable and other accrued liabilities	5,893
Medical claims payable	966
Income taxes payable and deferred income taxes	97
Other liabilities	57
Other	188
Total adjustments	6,610
Net cash provided by operating activities	4,133

Cash flows from investing activities:
Capital expenditures	(1,802)
Net cash used for investing activities	(1,802)

Cash flows from financing activities:
Payments on capital lease obligations	(161)
Net transfers to related parties	6,156
Net cash provided by financing activities	5,995
Net increase in cash and cash equivalents	8,326
Cash and cash equivalents at beginning of period	125,172
Cash and cash equivalents at end of period	$133,498

MAGELLAN HEALTH SERVICES, INC. AND DEBTOR SUBSIDIARIES
Case No. 03-40514 through 03-40602
(DEBTORS IN POSSESSION)
SCHEDULE OF DISBURSEMENTS AND WAGES PAID BY DEBTOR ENTITY FOR THE PERIOD JULY 1, 2003 THROUGH JULY 31, 2003
(Unaudited)

NAME OF FILING COMPANY	Case Number	Operating Expenses	Payroll & Benefits Expenses	Tax Payments	Claims Payments	Capital Expenditures	Intercompany Transfers	Total Disbursements	Total Disbursements Net of Intercompany
AGCA New York, Inc.	03-40518	$—	$—	$—	$—	$—	$—	$—	$—
AGCA, Inc.	03-40519	—	—	—	—	—	—	—	—
Alliance Health Systems, Inc.	03-40520	—	—	—	—	—	—	—	—
Continuum Behavioral Healthcare Corporation	03-40559	—	—	—	—	—	—	—	—
Green Spring Health Services, Inc.	03-40564	53,678	—	560	5,486,572	—	—	5,540,810	5,540,810
Group Plan Clinic, Inc.	03-40566	—	—	—	—	—	—	—	—
Hawaii Biodyne, Inc.	03-40567	—	—	—	—	—	—	—	—
Louisiana Biodyne, Inc.	03-40571	—	—	—	—	—	—	—	—
MBC Federal Programs, Inc.	03-40582	—	—	—	183	—	—	183	183
Merit INROADS Behavioral Health Services, LLC	03-40595	—	—	—	—	—	—	—	—
Merit INROADS Behavioral Health Services of Illinois, LLC	03-40594	—	—	—	33,027	—	—	33,027	33,027
INROADS Behavioral Health Services of Texas, LP	03-40570	22,570	—	—	—	—	—	22,570	22,570
MBC National Service Corporation	03-40583	—	—	—	14,383	—	—	14,383	14,383
MBC of America, Inc.	03-40584	—	—	—	394,948	—	—	394,948	394,948
MBC of New York, a New York, Independent Practice Assoc.	03-40586	—	—	—	—	—	—	—	—
MBC of Tennessee, Inc.	03-40587	—	—	—	—	—	—	—	—
MBC of Tennessee, LLC	03-40588	—	—	—	—	—	—	—	—
Merit Behavioral Care Corporation	03-40591	—	—	—	—	(810)	—	(810)	(810)
Merit Behavioral Care of Florida, Inc.	03-40592	—	—	—	3,293	—	—	3,293	3,293
Merit Behavioral Care of Massachusetts, Inc.	03-40593	—	—	—	5,569,774	—	—	5,569,774	5,569,774
MBH of Puerto Rico, Inc.	03-40590	—	—	—	—	—	—	—	—
Magellan HRSC, Inc.	03-40578	8,163,925	16,728,145	5,948,471	51,742	1,802,996	15,625	32,710,904	32,695,278
Personal Performance Consultants of New York, Inc.	03-40599	5,821	—	—	—	—	—	5,821	5,821
P.P.C Group, Inc.	03-40597	—	—	—	—	—	—	—	—
P.P.C., Inc.	03-40598	17,502	—	—	60,995	—	—	78,497	78,497
CMG Health, Inc.	03-40558	132	—	—	85,967	—	—	86,099	86,099
CMG Health of New York, Inc.	03-40514	—	—	—	—	—	—	—	—
Magellan Behavioral Health Systems, LLC	03-40573	—	—	—	—	—	(6,493,989)	(6,493,989)	—
Magellan Behavioral Health, Inc.	03-40575	404,479	—	—	26,562,262	—	(17,890,409)	9,076,332	26,966,741
Magellan Behavioral Health of Washington, Inc.	03-40572	593,015	—	15,004	26,880	—	(4,418)	630,481	634,899
Green Spring of Pennsylvania, Inc.	03-40565	—	—	—	—	—	—	—	—
Advantage Behavioral Systems, Inc.	03-40516	—	—	—	—	—	—	—	—
New GPA, Inc.	03-40596	6,556	—	—	—	—	—	6,556	6,556
GPA of Pennsylvania, Inc.	03-40563	—	—	—	—	—	—	—	—
Care Management Resources, Inc.	03-40522	885	—	—	—	—	—	885	885
Magellan Behavioral of Michigan, Inc.	03-40574	2,031	—	—	27,169	—	—	29,200	29,200
Managed Care Services Mainstay of Central PA, Inc.	03-40581	273	—	—	—	—	—	273	273
AdvoCare of Tennessee, Inc.	03-40517	48,968	—	615	—	—	(2,549,541)	(2,499,958)	49,583
Premier Holdings, Inc.	03-40600	—	—	—	—	—	—	—	—
Magellan Public Solutions, Inc.	03-40579	—	—	—	—	—	—	—	—
Correctional Behavioral Solutions of Indiana, Inc.	03-40560	—	—	—	—	—	—	—	—
Correctional Behavioral Solutions of New Jersey, Inc.	03-40561	—	—	—	—	—	—	—	—
Magellan Capital, Inc.	03-40576	—	—	—	—	—	3,266,969	3,266,969	—
Magellan Health Services, Inc.	03-40515	8,814,218	—	4,658	—	—	26,595,532	35,414,408	8,818,876
Westwood/Pembroke Health System Limited Partnership	03-40602	—	—	—	—	—	—	—	—
CMCI, Inc.	03-40556	—	—	—	—	—	(3,261,363)	(3,261,363)	—
CMFC, Inc.	03-40557	—	—	—	—	—	256	256	—
MBH Capital, Inc.	03-40589	—	—	—	—	—	(1,294,478)	(1,294,478)	—
Ihealth Technologies, LLC	03-40569	—	—	—	—	—	—	—	—
Allied Specialty Care Services, LLC	03-40521	2,842	—	—	—	—	—	2,842	2,842
Vivra, Inc.	03-40601	1,300	—	—	—	—	—	1,300	1,300
Charter Bay Harbor Behavioral Health System, Inc.	03-40524	—	—	—	—	—	—	—	—
Charter Behavioral Health System at Fair Oaks, Inc.	03-40525	—	—	—	—	—	—	—	—
Charter Behavioral Health System at Hidden Brook, Inc.	03-40526	—	—	—	—	—	—	—	—
Charter Behavioral Health System of Delmarva, Inc.	03-40530	—	—	—	—	—	—	—	—
Charter Behavioral Health System of Lake Charles, Inc.	03-40531	—	—	—	—	—	—	—	—
Charter Behavioral Health System of Lafayette, Inc.	03-40538	—	—	—	—	—	—	—	—
Charter Behavioral Health System of Massachusetts, Inc.	03-40532	—	—	—	—	—	—	—	—
Charter Behavioral Health System of Nashua, Inc.	03-40534	—	—	—	—	—	—	—	—
Charter Behavioral Health System of Paducah, Inc.	03-40536	—	—	—	—	—	—	—	—
Charter Behavioral Health System of Toledo, Inc.	03-40537	—	—	—	—	—	—	—	—
Charter Centennial Peaks Behavioral Health System, Inc.	03-40539	—	—	—	—	—	—	—	—
Charter Fenwick Hall Behavioral Health System, Inc.	03-40541	—	—	—	—	—	—	—	—
Charter Forest Behavioral Health System, Inc.	03-40542	—	—	—	—	—	—	—	—
Charter Hospital of Mobile, Inc.	03-40544	—	—	—	—	—	—	—	—
Charter Lakeside Behavioral Health Systems, Inc.	03-40549	—	—	—	—	—	—	—	—
Charter Linden Oaks Behavioral Health System, Inc.	03-40547	—	—	—	—	—	—	—	—
Charter Medical - Clayton County, Inc.	03-40548	—	—	—	—	—	—	—	—
Charter Medical - Long Beach, Inc.	03-40550	—	—	—	—	—	—	—	—
Charter Medical of East Valley, Inc.	03-40551	—	—	—	—	—	—	—	—
Charter Medical of Puerto Rico	03-40552	—	—	—	—	—	—	—	—
Charter Milwaukee Behavioral Health System, Inc.	03-40553	—	—	—	—	—	—	—	—
Charter Northridge Behavioral Health Systems, Inc.	03-40555	—	—	—	—	—	—	—	—
Magellan CBHS Holdings, Inc.	03-40577	55,955	38,706	—	—	—	—	94,661	94,661
Florida Health Facilities, Inc.	03-40562	—	—	—	—	—	—	—	—
Charter Behavioral Health System of Dallas, Inc.	03-40529	—	—	—	—	—	—	—	—
Charter Behavioral Health System at Potomac Ridge, Inc.	03-40527	—	—	—	—	—	—	—	—
Charter Behavioral Health System of Columbia, Inc.	03-40528	—	—	—	—	—	—	—	—
Charter Hospital of Santa Teresa, Inc.	03-40545	—	—	—	—	—	—	—	—
Charter Behavioral Health System of Northwest Indiana, LLC	03-40535	—	—	—	—	—	—	—	—
Charter Grapevine Behavioral Health System, Inc.	03-40543	—	—	—	—	—	—	—	—
Charter Alvarado Behavioral Health System, Inc.	03-40523	—	—	—	—	—	—	—	—
Charter Fairmount Behavioral Health System, Inc.	03-40540	—	—	—	—	—	—	—	—
Charter MOB of Charlottesville, Inc.	03-40554	—	—	—	—	—	—	—	—
Charter Behavioral Health System of New Mexico, Inc.	03-40533	—	—	—	—	—	—	—	—
Charter Hospital of St. Louis, Inc.	03-40546	—	—	—	—	—	—	—	—
Magellan Specialty Health, Inc.	03-40580	—	—	—	—	—	—	—	—
Human Affairs International of Pennsylvania, Inc.	03-40568	—	—	—	—	—	—	—	—
MBC of New Mexico, Inc.	03-40585	—	—	—	—	—	—	—	—
Non-Filing Companies							1,615,815	1,615,815	—

Total Disbursements		$18,194,150	$16,766,851	$5,969,307	$38,317,195	$1,802,186	$0	$81,049,688	$81,049,688

MAGELLAN HEALTH SERVICES, INC. AND DEBTOR SUBSIDIARIES

Case No. 03-40514 through 03-40602

(DEBTORS IN POSSESSION)

SCHEDULE OF TAXES PAID FOR THE PERIOD JULY 1, 2003 THROUGH JULY 31, 2003

(Unaudited)

Taxing Authority/Payee	Tax Description/Type	Date Paid	Amount Paid
INTERNAL REVENUE SERVICE	Federal	07/01/03	$1,184,096
INTERNAL REVENUE SERVICE	Federal	07/01/03	3,427
INTERNAL REVENUE SERVICE	Federal	07/03/03	1,794
INTERNAL REVENUE SERVICE	Federal	07/16/03	1,070,730
INTERNAL REVENUE SERVICE	Federal	07/18/03	1,747
INTERNAL REVENUE SERVICE	FICA	07/01/03	1,060,762
INTERNAL REVENUE SERVICE	FICA	07/01/03	3,539
INTERNAL REVENUE SERVICE	FICA	07/03/03	1,629
INTERNAL REVENUE SERVICE	FICA	07/16/03	1,036,788
INTERNAL REVENUE SERVICE	FICA	07/18/03	1,715
INTERNAL REVENUE SERVICE	FUTA	07/31/03	57
INTERNAL REVENUE SERVICE	FUTA	07/31/03	23,473
INTERNAL REVENUE SERVICE	Medicare	07/01/03	262,039
INTERNAL REVENUE SERVICE	Medicare	07/01/03	828
INTERNAL REVENUE SERVICE	Medicare	07/03/03	381
INTERNAL REVENUE SERVICE	Medicare	07/16/03	258,037
INTERNAL REVENUE SERVICE	Medicare	07/18/03	401
CT	State Taxes	07/01/03	1,061
NC	State Taxes	07/01/03	2,265
OR	State Taxes	07/02/03	254
CA	State Taxes	07/03/03	533
CO	State Taxes	07/03/03	2,077
IA	State Taxes	07/03/03	6,673
IL	State Taxes	07/03/03	5,324
KY	State Taxes	07/03/03	2,163
MA	State Taxes	07/03/03	5,242
NY	State Taxes	07/03/03	17,536
OH	State Taxes	07/03/03	9,509
PA	State Taxes	07/03/03	26,239
VA	State Taxes	07/03/03	5,571
OH	State Taxes	07/03/03	112
CA	State Taxes	07/18/03	552
CO	State Taxes	07/18/03	2,317
IA	State Taxes	07/18/03	6,607
IL	State Taxes	07/18/03	5,272
KY	State Taxes	07/18/03	2,155
MA	State Taxes	07/18/03	5,234
NY	State Taxes	07/18/03	17,502
OH	State Taxes	07/18/03	8,856
PA	State Taxes	07/18/03	26,357
VA	State Taxes	07/18/03	5,299
AZ	State Taxes	07/16/03	5,168
CA	State Taxes	07/16/03	12,178
CT	State Taxes	07/16/03	1,239
MN	State Taxes	07/14/03	508
NC	State Taxes	07/16/03	2,185
OR	State Taxes	07/17/03	254
DE	State Taxes	07/15/03	1,511
GA	State Taxes	07/14/03	36,983
HI	State Taxes	07/10/03	283
IN	State Taxes	07/15/03	4,037
MD	State Taxes	07/15/03	190,265
MI	State Taxes	07/15/03	11,693

Taxing Authority/Payee	Tax Description/Type	Date Paid	Amount Paid
NE	State Taxes	07/15/03	3,557
SC	State Taxes	07/15/03	1,596
OK	State Taxes	07/17/03	537
CA	State Taxes	07/31/03	2,157
FL	State Taxes	07/23/03	565
MA	State Taxes	07/31/03	3,177
MA	State Taxes	07/31/03	256
NC	State Taxes	07/31/03	3,091
OR	State Taxes	07/31/03	7,084
CA	State Taxes	07/31/03	264
CSC	Licenses & Reg. Fees	07/10/03	60
SUPERINTENDENT OF INSURANCE	Licenses & Reg. Fees	07/17/03	500
ADMINISTRATOR UNEMPLOYMENT COM	Accrued SUI	07/29/03	836
ALABAMA BOARD OF EXAMINERS	Licenses & Reg. Fees	07/01/03	140
ALABAMA BOARD OF EXAMINERS	Licenses & Reg. Fees	07/14/03	20
ALABAMA DEPT OF REVENUE	Accrued State WH	07/09/03	295
ARIZONA DES	Accrued SUI	07/29/03	392
CCA	Accrued City WH	07/09/03	77
CENTRAL TAX BUREAU	Accrued City WH	07/10/03	1,328
CITY OF GREENWOOD VILLAGE	Accrued City WH	07/09/03	68
CITY TREASURER INCOME TAX	Accrued City WH	07/09/03	172
COLORADO STATE TREASURER	Accrued SUI	07/29/03	186
CSC	Licenses & Reg. Fees	07/10/03	4,575
CSC	Licenses & Reg. Fees	07/25/03	34
DE BOARD OF MEDICAL EXAMINERS	Licenses & Reg. Fees	07/10/03	40
DELAWARE UNEMPLOYMENT COMPENSA	Accrued SUI	07/29/03	76
DELAWARE UNEMPLOYMENT COMPENSA	Accrued SUI	07/29/03	20
DELAWARE UNEMPLOYMENT COMPENSA	Accrued SUI	07/29/03	34
DEPARTAMENTO DEL TRABAJO RECUR	Accrued SUI	07/29/03	439
DEPARTAMENTO DEL TRABAJO RECUR	Accrued SUI	07/29/03	71
DEPARTMENT DE HACIENDA	Accrued State WH	07/09/03	3,406
DEPT OF LABOR & INDUSTRIES	Accrued SUI	07/31/03	3,099
DISTRICT OF COLUMBIA	Accrued State WH	07/09/03	3,571
EMPLOYMENT DEVELOPMENT DEPT	Accrued SUI	07/29/03	63
OKLAHOMA EMPLOYMENT SECURITY	Accrued SUI	07/29/03	6
GEORGIA DEPT OF LABOR	Accrued SUI	07/29/03	239
GEORGIA DEPT OF REVENUE	Accrued Sales & Use Taxes	07/15/03	151
GROSS INCOME TAX	Accrued State WH	07/11/03	6,788
GROSS INCOME TAX	Accrued State WH	07/30/03	8,654
HAB-EIT	Accrued City WH	07/10/03	4,641
HAB-EIT	Accrued City WH	07/10/03	39
HAB-EIT	Accrued City WH	07/10/03	15,375
HAWAII STATE TAX COLLECTOR	Accrued SUI	07/29/03	354
IDES ILLINOIS DEPT EMPLOYMENT	Accrued SUI	07/29/03	1,993
INDIANA DEPT OF WORKFORCE DEVE	Accrued SUI	07/29/03	39
LOUISIANA DEPT OF REVENUE	Accrued State WH	07/09/03	354
LOUISVILLE/JEFFERSON CO REV CO	Accrued City WH	07/09/03	1,199
MARYLAND OFFICE UNEMPLOYMENT	Accrued SUI	07/29/03	15
MARYLAND OFFICE UNEMPLOYMENT	Accrued SUI	07/29/03	4
MARYLAND OFFICE UNEMPLOYMENT	Accrued SUI	07/29/03	7,451
MINNESOTA BOARD OF PSYCHOLOGY	Licenses & Reg. Fees	07/14/03	100
MINNESOTA UC FUND	Accrued SUI	07/29/03	326
MISSISSIPPI INSURANCE DEPT	Licenses & Reg. Fees	07/09/03	100

Taxing Authority/Payee	Tax Description/Type	Date Paid	Amount Paid
MISSOURI DEPARTMENT OF REVENUE	Accrued Sales & Use Taxes	07/15/03	5,645
MISSOURI DIRECTOR OF REVENUE	Accrued State WH	07/11/03	75,590
MISSOURI DIRECTOR OF REVENUE	Accrued State WH	07/30/03	86,477
MASON TAX DEPT	Accrued City WH	07/10/03	99
NEW MEXICO TAXATION & REVENUE	Accrued State WH	07/09/03	224
NEW YORK STATE UNEMPLOYMENT IN	Accrued SUI	07/29/03	5,010
NORTH CAROLINA BOARD OF	Licenses & Reg. Fees	07/10/03	24
NORTH CAROLINA BOARD OF	Licenses & Reg. Fees	07/14/03	40
OHIO BUREAU OF EMPLOYMENT SERV	Accrued SUI	07/29/03	5,850
OHIO BUREAU OF EMPLOYMENT SERV	Accrued SUI	07/29/03	30,635
PACIFIC GUARDIAN LIFE	Accrued SUI	07/29/03	48
PENN HILLS SCHOOL DISTRICT	Accrued City WH	07/10/03	113
PENNSYLVANIA DEPT OF REVENUE	Accrued Sales & Use Taxes	07/15/03	115
PENNSYLVANIA UC FUND	Accrued SUI	07/29/03	27,094
PHILADELPHIA REVENUE DEPT	Accrued City WH	07/09/03	21,273
RHODE ISLAND DIVISION/TAXATION	Accrued State WH	07/11/03	44
RHODE ISLAND DIVISION/TAXATION	Accrued SUI	07/29/03	205
RHODE ISLAND DIVISION/TAXATION	Accrued State WH	07/30/03	44
SECRETARY OF STATE OF CALIFORN	Licenses & Reg. Fees	07/25/03	25
SECRETARY OF STATE OF CALIFORN	Licenses & Reg. Fees	07/25/03	25
SECRETARY OF STATE OF ILLINOIS	Licenses & Reg. Fees	07/15/03	124
SECRETARY OF STATE OF ILLINOIS	Licenses & Reg. Fees	07/15/03	843
STATE TAX COMMISSION	Accrued State WH	07/09/03	575
TENNESSEE DEPT OF EMPLOYMENT S	Accrued SUI	07/29/03	1,174
TENNESSEE DEPT OF EMPLOYMENT S	Accrued SUI	07/29/03	28
TEXAS WORKFORCE COMMISSION	Accrued SUI	07/29/03	11,072
TREASURER CITY OF DETROIT	Accrued City WH	07/09/03	1,923
TREASURER CITY OF PITTSBURGH	Accrued City WH	07/10/03	7,937
TREASURER KENTUCKY UNEMPLOYMEN	Accrued SUI	07/29/03	311
TREASURER OF STATE OF MAINE	Accrued State WH	07/11/03	2,463
TREASURER OF STATE OF MAINE	Accrued State WH	07/30/03	2,832
UTAH STATE TAX COMMISSION	Accrued State WH	07/09/03	51,391
VERMONT DEPARTMENT OF TAXES	Accrued State WH	07/09/03	697
VERMONT DEPT OF EMPLOYEMENT TR	Accrued SUI	07/29/03	95
VIRGINIA EMPLOYMENT COMMISSION	Accrued SUI	07/29/03	317
WEST VIRGINIA DEPT OF REVENUE	Accrued State WH	07/09/03	192
WISCONSIN DEPT OF REVENUE	Accrued State WH	07/11/03	406
WISCONSIN DEPT OF REVENUE	Accrued State WH	07/30/03	406
ROBERT C BUTLER	Licenses & Reg. Fees	07/09/03	150
TONI D MCCLURE	Licenses & Reg. Fees	07/09/03	100
CINDY QUART	Licenses & Reg. Fees	07/30/03	100
DANIEL L SPIRES	Licenses & Reg. Fees	07/09/03	135
JAMES E VANCE	Licenses & Reg. Fees	07/23/03	150
RONALD A LEGGETT COLLECTOR	Accrued City WH	07/09/03	2,928
TREASURER OF STATE OF OHIO	Licenses & Reg. Fees	07/21/03	1,068
STATE OF MICHIGAN	Accrued SUI	07/22/03	2,213
STATE OF NEW JERSEY	Accrued SUI	07/29/03	118
STATE OF NEW JERSEY	Accrued SUI	07/29/03	37,947
ARKANSAS DEPT OF FINANCE & ADM	Accrued State WH	07/09/03	377
CITY OF CINCINNATI	Accrued City WH	07/09/03	2,364
CITY OF MARYLAND HEIGHTS	Licenses & Reg. Fees	07/24/03	877
MISSOURI DIVISION EMPLOYMENT	Accrued SUI	07/29/03	20,475
MISSOURI DEPT OF INSURANCE	Licenses & Reg. Fees	07/09/03	250

Taxing Authority/Payee	Tax Description/Type	Date Paid	Amount Paid
STATE OF VERMONT	Licenses & Reg. Fees	07/08/03	9,558
RITA	Accrued City WH	07/10/03	842
DCDOES	Accrued SUI	07/29/03	284
SECRETARY OF STATE OF COLORADO	Licenses & Reg. Fees	07/28/03	25
DIVISION OF TAXATION	Accrued City WH	07/09/03	247
ANITA WITTE	Licenses & Reg. Fees	07/23/03	120
EMILY H RIVERS	Licenses & Reg. Fees	07/23/03	75
ARIZONA CORPORATION COMMISSION	Licenses & Reg. Fees	07/25/03	53
DELAWARE BOARD MEDICAL PRACTIC	Licenses & Reg. Fees	07/10/03	50
AMERICAN MEDICAL ASSOCIATION	Licenses & Reg. Fees	07/10/03	6,000
CITY OF JEFFERSONTOWN	Accrued City WH	07/10/03	311
TENNESSEE DEPT OF COMMERCE &	Licenses & Reg. Fees	07/24/03	100
KENTUCKY BOARD OF NURSING	Licenses & Reg. Fees	07/10/03	10
AGENCY FOR HEALTH CARE ADMINIS	Licenses & Reg. Fees	07/29/03	250
GENERAL TREASURER STATE OF RI	Licenses & Reg. Fees	07/17/03	95
GENERAL TREASURER STATE OF RI	Licenses & Reg. Fees	07/17/03	51
GENERAL TREASURER STATE OF RI	Licenses & Reg. Fees	07/21/03	133
GENERAL TREASURER STATE OF RI	Licenses & Reg. Fees	07/29/03	200
NEBRASKA UC FUND	Accrued SUI	07/29/03	937
WV BOARD/EXAMINERS/COUNSELING	Licenses & Reg. Fees	07/10/03	140
DALE TODD-THOMPSON	Licenses & Reg. Fees	07/02/03	40
CITY OF BLUE ASH	Accrued City WH	07/09/03	4,934
UPPER MERION TOWNSHIP	Accrued City WH	07/10/03	10
POLLY A POPE	Licenses & Reg. Fees	07/02/03	29
KRISTIN S MUSCH	Licenses & Reg. Fees	07/02/03	120
JOYCE CARDEN	Licenses & Reg. Fees	07/30/03	42
DELAWARE BOARD OF PROFESSIONAL	Licenses & Reg. Fees	07/10/03	110
LOUISIANA STATE BRD/EXAM PSYCH	Licenses & Reg. Fees	07/01/03	5
ARKANSAS BOARD/EXAMINERS PSYCH	Licenses & Reg. Fees	07/01/03	50
ARKANSAS BOARD/EXAMINERS PSYCH	Licenses & Reg. Fees	07/14/03	40
ALASKA DEPT OF LABOR	Accrued SUI	07/29/03	6,844
LOUISIANA OFFICE OF REGULATORY	Accrued SUI	07/29/03	7
NEVADA EMPLOYMENT SECURITY	Accrued SUI	07/29/03	637
UTAH DEPT OF WORKFORCE SVCS	Accrued SUI	07/29/03	12,453
MARYLAND BOARD OF EXAMINERS	Licenses & Reg. Fees	07/10/03	20
MONTANA DEPARTMENT OF REVENUE	Accrued SUI	07/29/03	421
ALABAMA DEPARTMENT OF INDUSTRI	Accrued SUI	07/29/03	34
ARKANSAS EMPLOYMENT SECURITY	Accrued SUI	07/29/03	18
REVONDA GAIL REYES	Licenses & Reg. Fees	07/30/03	130
DELORES ASCHMANN	Licenses & Reg. Fees	07/02/03	120
FOREST PARK	Accrued City WH	07/10/03	72
TONI WALKER	Licenses & Reg. Fees	07/23/03	100
CONNECTICUT DEPT OF INSURANCE	Licenses & Reg. Fees	07/21/03	17,500
CAROLYN MCCLIMON	Licenses & Reg. Fees	07/02/03	190
ADA HUBBARD	Licenses & Reg. Fees	07/02/03	120
MICHAEL RANKIN	Licenses & Reg. Fees	07/02/03	110
CITY OF LANSING	Accrued City WH	07/09/03	24
WEST SHORE TAX BUREAU	Accrued City WH	07/29/03	4
DONNA CLAWSON	Licenses & Reg. Fees	07/02/03	75
NORTH HILLS SCHOOL DISTRICT	Accrued City WH	07/10/03	211
JORDAN TAX SERVICE INC	Accrued City WH	07/10/03	464
BRENTWOOD BOROUGH	Accrued City WH	07/10/03	83
MUNICIPAL MANAGER/MONROEVILLE	Accrued City WH	07/10/03	238

Taxing Authority/Payee	Tax Description/Type	Date Paid	Amount Paid
TOWNSHIP OF SOUTH PARK	Accrued City WH	07/10/03	114
PA MUNICIPAL SERVICE CO	Accrued City WH	07/10/03	107
PA MUNICIPAL SERVICE CO	Accrued City WH	07/10/03	423
HELEN M STAIGER	Accrued City WH	07/10/03	65
PINE TWP EIT COLLECTOR	Accrued City WH	07/10/03	254
TIMOTHY J RODGERS TWP MANAGER	Accrued City WH	07/10/03	235
SCOTT TOWNSHIP SPECIAL TAX	Accrued City WH	07/10/03	66
INEZ L STAUFFER	Accrued City WH	07/10/03	166
DOUGLAS A WATKINS	Accrued City WH	07/10/03	468
DEPARTMENT OF REVENUE	Accrued State WH	07/09/03	413
ARIZONA BOARD OF BEHAVIORAL	Licenses & Reg. Fees	07/10/03	135
ARIZONA BOARD OF BEHAVIORAL	Licenses & Reg. Fees	07/14/03	120
REGIS J EBNER JR	Accrued City WH	07/10/03	248
HIGHER EDUCATION PUBLICATIONS	Licenses & Reg. Fees	07/10/03	627
MIDDLETOWN AREA TAX BUREAU	Accrued City WH	07/10/03	46
BOROUGH OF MT OLIVER	Accrued City WH	07/10/03	79
LILLIAN H TRAUTMAN	Accrued City WH	07/10/03	105
CONCUR TECHNOLOGIES	Licenses & Reg. Fees	07/17/03	11,250
CAROLYN KRUDNIG	Accrued City WH	07/10/03	60
CITY OF CENTERVILLE	Accrued City WH	07/10/03	123
CAPITAL AREA TAX BUREAU	Accrued City WH	07/10/03	198
BUREAU OF UNEMPLOYMENT	Accrued SUI	07/29/03	2,167
CONSTANCE CHERNIK	Accrued City WH	07/10/03	107
DONALD J PROGAR	Accrued City WH	07/10/03	100
NEW MEXICO DEPT OF LABOR	Accrued SUI	07/29/03	388
EDITH KIM	Licenses & Reg. Fees	07/02/03	165
LAURA TROXELL	Licenses & Reg. Fees	07/16/03	25
BATTLE CREEK CITY TREASURER	Accrued City WH	07/10/03	51
LYNN BIEDA	Licenses & Reg. Fees	07/30/03	45
CITY OF FAIRBORN	Accrued City WH	07/09/03	276
CITY OF FAIRFIELD	Accrued City WH	07/10/03	78
LAUREN JENNINGS	Licenses & Reg. Fees	07/23/03	105
DEBORAH TROUT	Licenses & Reg. Fees	07/02/03	500
CHIAN GAVIN	Licenses & Reg. Fees	07/30/03	111
EARNED INCOME TAX COLLECTOR	Accrued City WH	07/10/03	226
EARNED INCOME TAX COLLECTOR	Accrued City WH	07/10/03	138
EARNED INCOME TAX COLLECTOR	Accrued City WH	07/10/03	156
ALICIA MINER	Licenses & Reg. Fees	07/23/03	100
JEAN PEDROSKY	Accrued City WH	07/10/03	82
ALBERT R TIMKO JR	Accrued City WH	07/10/03	3,839
LAURIE HESSEL	Licenses & Reg. Fees	07/30/03	130
ALAN LIPTON MD	Licenses & Reg. Fees	07/30/03	125
OKLAHOMA BOARD/LIC PROF COUNS	Licenses & Reg. Fees	07/01/03	120
OKLAHOMA BOARD/LIC PROF COUNS	Licenses & Reg. Fees	07/14/03	70
OKLAHOMA BOARD OF MARITAL	Licenses & Reg. Fees	07/01/03	50
NORWIN SCHOOL DISTRICT TAX OFF	Accrued City WH	07/10/03	117
KANSAS DEPT OF REVENUE	Accrued State WH	07/11/03	225
KANSAS DEPT OF REVENUE	Accrued State WH	07/30/03	225
TOWNSHIP OF CHELTENHAM	Accrued City WH	07/10/03	70
ADAMS CO EIT AGENCY	Accrued City WH	07/10/03	123
WASHINGTON CITY TREASURER	Accrued City WH	07/10/03	162
DENVER TREASURY DIVISION	Accrued City WH	07/10/03	0
DENVER TREASURY DIVISION	Accrued City WH	07/11/03	88

Taxing Authority/Payee	Tax Description/Type	Date Paid	Amount Paid
PAMELA BLACKMORE	Licenses & Reg. Fees	07/16/03	100
JULIE BURTNESS	Licenses & Reg. Fees	07/23/03	76
JOHN KIZHAKEDAN	Licenses & Reg. Fees	07/30/03	120
DEBORAH GERLITZ	Licenses & Reg. Fees	07/23/03	230
KANSAS EMPLOYMENT SECURITY FND	Accrued SUI	07/29/03	73
MATTHEW WICHT	Licenses & Reg. Fees	07/16/03	440
JOHN P RYAN	Licenses & Reg. Fees	07/30/03	170
CITY OF MCKEESPORT	Accrued City WH	07/10/03	377
GRAND RAPIDS CITY TREASURER	Accrued City WH	07/10/03	289
WAYNE STROTHER	Licenses & Reg. Fees	07/02/03	195
SUPERINTENDENT OF INSURANCE	Licenses & Reg. Fees	07/21/03	500
SALESFORCE.COM	Licenses & Reg. Fees	07/17/03	9,960
WISCONSIN OFF OF THE COMM INS	Licenses & Reg. Fees	07/02/03	100
SENTAX	Accrued City WH	07/10/03	108
WEST VIRGINIA SECRETARY/STATE	Licenses & Reg. Fees	07/15/03	375
LORI HARTLEY	Licenses & Reg. Fees	07/16/03	100
ANNE T MERLES	Licenses & Reg. Fees	07/09/03	560
UPPER DUBLIN EIT COLLECTOR	Accrued City WH	07/10/03	196
CITY OF SILVERTON OH	Accrued City WH	07/10/03	10
CORALYN COPELAND	Licenses & Reg. Fees	07/02/03	75
NEW JERSEY BOARD PSYCHOLOGICAL	Licenses & Reg. Fees	07/10/03	455
NEW JERSEY BOARD PSYCHOLOGICAL	Licenses & Reg. Fees	07/14/03	525
DEPARTMENT OF INSURANCE	Licenses & Reg. Fees	07/25/03	130
BERKS EIT BUREAU	Accrued City WH	07/10/03	223
UPPER PERKIOMEN EIT OFFICE	Accrued City WH	07/29/03	152
BOROUGH OF QUAKERTOWN	Accrued City WH	07/29/03	86
SANDY ANDERSON	Licenses & Reg. Fees	07/02/03	145
NARDA SAUNDERS	Licenses & Reg. Fees	07/02/03	111
SUE POULLIARD	Licenses & Reg. Fees	07/16/03	75
ALAN TROBMAN	Licenses & Reg. Fees	07/09/03	90
ELAINE THAYER	Licenses & Reg. Fees	07/23/03	100
WASHINGTON STATE DEPT OF REVEN	Other Non income Taxes	07/21/03	7,933
CITY OF TACOMA	Other Non income Taxes	07/14/03	953
CITY OF TACOMA	Other Non income Taxes	07/21/03	6,118
ABQAURP INC	Licenses & Reg. Fees	07/29/03	475
TENNESSEE VITAL RECORDS	Licenses & Reg. Fees	07/14/03	140
CSC	Licenses & Reg. Fees	07/10/03	1,038
CSC	Licenses & Reg. Fees	07/10/03	530
TEXAS STATE COMPTROLLER	State Installment 2002	07/22/03	180
TEXAS STATE COMPTROLLER	State Installment 2002	07/22/03	190
TEXAS STATE COMPTROLLER	State Installment 2002	07/22/03	1,132
TEXAS STATE COMPTROLLER	State Installment 2002	07/22/03	1,588
Total			$5,969,307

MAGELLAN HEALTH SERVICES, INC. AND DEBTOR SUBSIDIARIES

Case No. 03-40514 through 03-40602

(DEBTORS IN POSSESSION)

STATEMENT ON INSURANCE FOR THE PERIOD JULY 1, 2003 THROUGH JULY 31, 2003

Magellan Health Services, Inc. has been paying its post-petition invoices in the ordinary course of business, including amounts for insurance coverage.  All insurance coverage remains in place.